UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

XERIUM TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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This filing consists of the text of an email distributed to Xerium Technologies, Inc.’s employees on June 25, 2018.

To all employees,

This message is being sent on behalf of Mark Staton; President & CEO.

In order to deliver clear and timely communication, I wanted to provide an update on the attached press release that we issued yesterday evening.

As communicated back on March 19, 2018, Xerium’s Board of Directors had initiated a review of strategic alternatives for the company. Over the past several months, the Board of Directors with the support of our outside financial and legal advisors, have diligently explored all options to maximize shareholder value. This process also focused on the long-term business competitiveness of the company and our unwavering ability to continue to serve our customers.

Today, we are extremely pleased to announce that we believe we have achieved these commitments, and have entered into a definitive merger agreement under which Andritz AG will acquire Xerium Technologies. Though we do not anticipate any complications, the completion of the transaction is subject to approval by Xerium’s stockholders, regulatory approvals, and other customary closing conditions. We expect to close the transaction during the second half of 2018.

We are very excited about this coming together with Andritz. Their prestigious reputation in our industry, as well as their true global scale, provides a compelling opportunity for our own global workforce. I am convinced that Andritz will be a great long term owner of Xerium. As we move forward and information is available with this process, we will provide updates as appropriate.

As with the initial communication of this process in March, I would ask is that you continue to stay focused on working safely and continue to optimize our business results and commitments to our customers and shareholders. The Executive Team as well as the functional leaders have all been provided an update to this process and can be available if there are any questions.

Sincerely,

Mark

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Additional Information and Where to Find It

In connection with the proposed merger, Xerium plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, XERIUM’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS

ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Xerium files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investor Relations” section of Xerium’s website at www.xerium.com. In addition, the proxy statement and other documents filed by Xerium with the SEC (when available) may be obtained from Xerium free of charge by directing a request to Investor Relations, Xerium Technologies, Inc., 14101 Capital Boulevard, Youngsville, NC 27596.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy or an offer to purchase or a solicitation of an offer to sell any securities. Xerium and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from Xerium’s stockholders in connection with the proposed merger. Information about Xerium’s directors and executive officers and their interests in the proposed merger is set forth in Xerium’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 28, 2018, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on April 30, 2018. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that do not relate solely to historical facts and involve risks and uncertainties or predict or describe future events or trends are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Xerium’s future prospects, developments, and business strategies. These statements may be identified by words such as “believe,” “expect,” “may,” “will,” “anticipate,” “intend,” “estimate,” “project,” “plan,” “assume,” “seek to” or other similar expressions or the negative of these expressions. Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over many of which Xerium has no control. These factors, risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the failure to obtain the approval of Xerium’s stockholders or required regulatory clearances or the failure to satisfy any of the other closing conditions to the Merger; potential disruption of management’s attention from Xerium’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the ability of Xerium to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; the economic strength and competitive nature of the geographic markets that Xerium serves; Xerium’s ability to increase manufacturing capacity and productivity; Xerium’s ability to increase selling prices during periods of increasing raw material costs; the impact of foreign currency exchange rate fluctuations; and

compliance with U.S. and foreign laws, including the Foreign Corrupt Practices Act, as well as the other risks detailed from time to time in Xerium’s filings with the SEC, including but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 28, 2018, and subsequent SEC filings. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made, and Xerium does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors.